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                                                                   Exhibit 10.2
                       PREFERRED STOCK PURCHASE AGREEMENT

                              CALDERA SYSTEMS, INC.

                            SERIES B PREFERRED STOCK
                               PURCHASE AGREEMENT

        THIS SERIES B PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement') is made as of the 30TH day of December, 1999, by and between Caldera Systems, Inc., a Utah corporation (the "Company"), and each of the persons listed on Schedule A hereto, each of which is herein referred to as an "Investor".

THE PARTIES HEREBY AGREE AS FOLLOWS:

1. PURCHASE AND SALE OF STOCK.

        1.1 SALE AND ISSUANCE OF SERIES B PREFERRED STOCK.

        (a) The Company has adopted and filed with the Department of Commerce, Division of Corporations of the State of Utah Amended Articles of Incorporation in the form attached hereto as Exhibit A (the "Amended Articles").

        (b) Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase at the Closing and the Company agrees to sell and issue to each Investor, severally and not jointly, at the Closing that number of shares of the Company's Series B Preferred Stock set forth opposite each Investor's name on Schedule A hereto at a purchase price of $6.00 per share. The Series B Preferred Stock will have the rights, preferences, privileges and restrictions set forth in the Amended Articles. The sale of the Series B Preferred Stock to each Investor shall constitute a separate sale hereunder.

        1.2 CLOSING.

        (a) The purchase and sale of the Series B Preferred Stock shall take place at the offices of Parr Waddoups Brown Gee & Loveless, at 10:00 a.m. on December 30, 1999, or at such other time and place as the Company and Investors shall mutually agree, either orally or in writing (which time and place are designated as the "Closing").

        (b) At the Closing, the Company shall deliver to each Investor a certificate representing the shares of Series B Preferred Stock that such Investor is purchasing against payment of the purchase price therefor by check, wire transfer or such other form of payment as shall be mutually agreed upon by such Investor and the Company.

        1.3 SUBSEQUENT SALE OF SERIES B PREFERRED STOCK.

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                If less than all of the authorized number of shares of Series B
        Preferred Stock are sold at the Closing, then, subject to the terms and conditions of this Agreement, the Company may sell, on or before January 10, 2000, up to the balance of the authorized but unissued Series B Preferred Stock to such persons as the Board of Directors of the Company may determine at the same price per share as the Series B Preferred Stock purchased and sold at the Closing. Any such sale shall be made upon the same terms and conditions as those contained herein, and such persons or entities shall become parties to this Agreement and all Ancillary Agreements, and shall have the rights and obligations of an Investor hereunder and thereunder.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND ITS SUBSIDIARIES.

        Each of the Company and its Subsidiaries hereby represents and warrants to each Investor that as of the date of this Agreement, except as set forth on a Schedule of Exceptions attached hereto, specifically identifying the relevant subparagraph(s) hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

        2.1 ORGANIZATION; GOOD STANDING; QUALIFICATION.

                The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Utah, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted, to execute and deliver this Agreement, and any other agreement to which the Company is a party, the execution and delivery of which is contemplated hereby (the "Ancillary Agreements"), to issue and sell the Series B Preferred Stock and the Common Stock issuable upon conversion thereof, and to carry out the provisions of this Agreement, the Amended Articles and any Ancillary Agreement. The Company is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, properties, prospects or financial condition.

        2.2 AUTHORIZATION.

                All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, and any Ancillary Agreement, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, issuance (or reservation for issuance), sale and delivery of the Series B Preferred Stock being sold hereunder and the Common Stock issuable upon conversion thereof has been taken or will be taken prior to the Closing, and this Agreement, and any Ancillary Agreement, when executed and delivered, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms except (i) (as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The sale of the Series B Preferred Stock is not and the subsequent conversion of the Series B Preferred Stock into Common Stock will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

        2.3 VALID ISSUANCE OF PREFERRED AND COMMON STOCK.


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                The Series B Preferred Stock that is being purchased by the
        Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series B Preferred Stock being purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Amended Articles, will be duly and validly issued, fully paid and non-assessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

        2.4 GOVERNMENTAL CONSENTS

                No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of the Company or any of its Subsidiaries in connection with the Company's valid execution, delivery or performance of this Agreement, the offer, sale or issuance of the Series B Preferred Stock by the Company or the issuance of Common Stock upon conversion of the Series B Preferred Stock, except (i) the filing of the Amended Articles with the Department of Commerce, Division of Corporations, State of Utah, and (ii) such filings as have been made prior to the Closing, except any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

        2.5 CAPITALIZATION AND VOTING RIGHTS.

                The authorized capital of the Company consists, or will consist immediately prior to the Closing, of:

        (a) Preferred Stock. 25,000,000 shares of Preferred Stock, no par value, of which 6,596,146 shares have been designated Series A Preferred Stock, all of which are issued and outstanding, and 5,000,000 shares have been designated Series B Preferred Stock, up to all of which may be sold pursuant to this Agreement. The rights, privileges and preferences of the Series A and Series B Preferred Stock are as stated in the Amended Articles.

        (b) Common Stock. 75,000,000 shares of common stock, no par value ("Common Stock"), of which 26,744,050 shares are issued and outstanding.

        (c) The outstanding shares of Series A Preferred Stock and Common Stock are owned by the stockholders and in the numbers specified in Exhibit B hereto.

        (d) The outstanding shares of Series A Preferred Stock and Common Stock have been duly authorized and validly issued, are fully paid and non-assessable, and were issued in accordance with the registration or qualification provisions of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom. The shares of Series B Preferred Stock issuable pursuant to this Agreement have been duly authorized and, upon issuance in compliance with the terms of this Agreement following receipt of the consideration required hereby, will be validly issued and is fully paid and non-assessable. The Common Stock issuable upon the conversion of the Series B Preferred Stock purchased under this Agreement has been duly and

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        validly reserved for issuance and, when issued in accordance with the
        Amended Articles, will be validly issued, fully paid and non-assessable.

        (e) Except for (i) the Series A Preferred Stock and Series B Preferred Stock and the rights of the holders thereof, (ii) the rights of the Investors and other parties pursuant to this Agreement and the Ancillary Agreements, (iii) currently outstanding and non-expired options to purchase 5,288,882 shares of Common Stock granted to present or former employees and directors of the Company pursuant to the Company's 1998 Stock Option Plan and 1999 Omnibus Stock Incentive Plan (collectively, the "Option Plans"), and (iv) rights that have been duly waived with respect to the transactions contemplated by the Agreements, (A) there are no subscriptions, preemptive rights, options, convertible securities, warrants, conversion privileges or other rights (or agreements for any such rights, contingent or otherwise) outstanding to purchase or otherwise obtain any of the Company's capital stock, (B) the Company has no obligation (contingent or otherwise) to issue subscriptions, preemptive rights, options, convertible securities, warrants, conversion privileges or other rights or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, and (C) the Company has no obligation (contingent or otherwise) to purchase, redeem, or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any distribution in respect thereof. In addition to the aforementioned options, the Company has reserved an additional 1,380,731 shares of its Common Stock for purchase upon exercise of options to be granted in the future under the Option Plans. No stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any equity securities of the Company or rights to purchase equity securities of the Company provides for acceleration or other changes in the vesting provisions or other terms of such securities, as the result of any merger, sale of stock or assets, change in control or other similar transaction by the Company except at the discretion of the Board of Directors. The Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge after due inquiry, there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company. For purposes of this Agreement, "due inquiry" shall mean inquiry of the officers and directors of the Company and those management-level employees of the Company who have responsibility for the area of inquiry.

        2.6 SUBSIDIARIES.

                The Company does not own or control, directly or indirectly, any interest in any other corporation, partnership, limited liability company, association or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

        2.7 CONTRACTS AND OTHER COMMITMENTS.

        Neither the Company nor any of its Subsidiaries has and or is bound by any contract, agreement, lease, commitment, or proposed transaction, judgment, order, writ or decree, written or oral, absolute or contingent, other than (i) contracts for the purchase of supplies and services that were entered into in the ordinary course of business and that do not involve more than $50,000 in the aggregate from any individual vendor or supplier, and do not extend for more than one (1) year beyond the date hereof, (ii) sales contracts entered into in the ordinary course of business, and (iii) contracts terminable at will by the Company on no more than thirty (30) days' notice without cost or liability to the Company or such Subsidiary and that do not involve any employment or consulting arrangement and are not material to the conduct of the Company's or such

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        Subsidiary's business. For the purpose of this paragraph, employment and consulting contracts and license agreements and any other agreements relating to the Company's or any Subsidiary's acquisition or disposition of Intellectual Property (other than standard end-user license agreements) shall not be considered to be contracts entered into in the ordinary course of business.

        2.8 RELATED-PARTY TRANSACTIONS.

                No employee, officer, stockholder or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company, nor is the Company or any Subsidiary indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company or such Subsidiary, and (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company or such Subsidiary). To the best of the Company's or such Subsidiary's knowledge after due inquiry, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company or such Subsidiary is affiliated or with which the Company or such Subsidiary has a business relationship, or any firm or corporation that competes with the Company or such Subsidiary, except that employees, stockholders, officers or directors of the Company or such Subsidiary and members of their immediate families may own stock in publicly-traded companies that may compete with the Company or such Subsidiary. To the best of the Company's or such Subsidiary's knowledge after due inquiry, no officer, director or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company or such Subsidiary (other than such contracts as relate to any such person's ownership of capital stock or other securities of the Company or such Subsidiary).

        2.9 REGISTRATION RIGHTS.

                Except as set forth in the Investor Rights Agreement (as defined below), the Company is presently not under any obligation and has not granted any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

        2.10 PERMITS.

                Each of the Company and its Subsidiaries has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company or any such Subsidiary, and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as presently planned to be conducted. Neither the Company nor any Subsidiary is in default in any material respect under any of such franchises, permits, licenses or other similar authority.




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        2.11 COMPLIANCE WITH OTHER INSTRUMENTS.

                Neither the Company nor any Subsidiary is in violation or default in any material respect of any provision of its Amended Articles or Bylaws or organization documents or in any material respect of any provision of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which it is bound or, to the best of its knowledge after due inquiry, of any federal or state judgment, order, writ, decree, statute, rule, regulation or restriction applicable to the Company or such Subsidiary. The execution, delivery and performance by the Company of this Agreement and any Ancillary Agreement, and the consummation of the transactions contemplated hereby and thereby, will not result in any such violation or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or any event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or any of its Subsidiaries or the suspension, revocation, impairment, forfeiture, or non-renewal of any material permit, license, authorization, or approval applicable to the Company or any of its Subsidiaries, their respective business or operations, or any of their respective assets or properties.

        2.12 LITIGATION.

                There is no action, suit, proceeding or investigation pending or, to the best of the Company's or any of its Subsidiary's knowledge after due inquiry, currently threatened against the Company or any of its Subsidiary's that questions the validity of this Agreement, any Ancillary Agreement or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse change in the assets, business, properties, prospects, or financial condition of the Company or any of its Subsidiaries, or in any material change in the current equity ownership of the Company or any of its Subsidiaries. The foregoing includes, without limitation, any action, suit, proceeding, or investigation pending or currently threatened involving the prior employment of any of the Company's or any of its Subsidiaries' employees, their use in connection with the Company's or such Subsidiary's business of any information or techniques allegedly proprietary to any of their former employers, their obligations under any agreements with prior employers, or negotiations by the Company or such Subsidiary with potential backers of, or investors in, the Company such Subsidiary or its proposed business. Neither the Company nor any of its Subsidiaries is a party to or, to the best of its knowledge after due inquiry, named in or subject to any order, writ, injunction, judgment or decree of any court, government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its Subsidiaries currently pending or that the Company or any of its Subsidiaries currently intends to initiate.

        2.13 RETURNS AND COMPLAINTS.

                Neither the Company nor any of its Subsidiaries has received any customer complaints concerning alleged defects in its products (or the design thereof) that, if true, would materially adversely affect the operations or financial condition of the Company or any of its Subsidiaries.




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        2.14 DISCLOSURE.

                The Company has provided each Investor with all the information reasonably available to it without undue expense that such Investor has requested for deciding whether to purchase the Series B Preferred Stock and all information that the Company believes is reasonably necessary to enable such Investor to make such decision. To the best of the Company's and each of its Subsidiaries' knowledge after due inquiry, neither this Agreement nor any other agreements, written statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

        2.15 CONFIDENTIAL OFFERING MEMORANDUM.

                The Confidential Offering Memorandum issued on November 12, 1999 previously delivered to each Investor (the "Memorandum") was prepared in good faith by the Company and does not, to the best of the Company's and each of its Subsidiaries' knowledge after due inquiry, contain any untrue statement of a material fact nor does it omit to state a material fact necessary to make the statements therein not misleading, except that with respect to assumptions, projections and expressions of opinion or predictions contained in the Memorandum, the Company represents only that such assumptions, projections, expressions of opinion and predictions were made in good faith and that the Company believes there is a reasonable basis therefor.

        2.16 OFFERING.

                Subject, in part, to the truth and accuracy of each Investor's representations set forth in this Agreement, the offer, sale and issuance of the Series B Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither the Company, any of its Subsidiaries, nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

        2.17 TITLE TO PROPERTY AND ASSETS; LEASES.

                Except (i) as reflected in the Financial Statements (defined in paragraph 2.18), (ii) for liens for current taxes not yet delinquent,
        (iii) for liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen and the like, (iv) for liens in respect of pledges or deposits under workers' compensation laws or similar legislation or
        (v) for minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property, each of the Company and its Subsidiaries has good and marketable title to its property and assets free and clear of all mortgages, liens, claims and encumbrances. With respect to the property and assets it leases, each of the Company and its Subsidiaries is in compliance with such leases and, to the best of its knowledge after due inquiry, holds a valid leasehold interest free of any liens, claims or encumbrances, subject to clauses
        (i)-(v) above.

        2.18 FINANCIAL STATEMENTS.

                The Company has delivered to each Investor its audited financial statements (balance sheet and profit and loss statement, statement of stockholders' equity and statement of cash flows,




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        including notes thereto) at October 31, 1999 and for the fiscal year then ended (the "Financial Statements"). Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein. Except as set forth in the Financial Statements, neither the Company nor any of its Subsidiaries has any material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to October 31, 1999 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company or any of its Subsidiaries. Except as disclosed in the Financial Statements, neither the Company nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company and each of its Subsidiaries maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

        2.19 CHANGES.

        Since October 31, 1999, there has not been any event or condition of any type that has materially and adversely affected the business, properties or financial condition of the Company or any of its Subsidiaries.

        2.20 INTELLECTUAL PROPERTY. To the best of the Company's and its Subsidiaries' knowledge after due inquiry, the Company, its Subsidiaries and their products have not infringed and do not infringe the copyrights of any third party. To the best of the Company's and its Subsidiaries' knowledge after due inquiry, neither the Company nor its Subsidiaries has misappropriated or is misappropriating any trade secrets or proprietary confidential information of any third party, and the products of the Company and its Subsidiaries do not include or embody any trade secret or proprietary confidential information misappropriated by the Company or its Subsidiaries from any third party. To the best of the Company's and its Subsidiaries' knowledge after due inquiry, each of the Company and its Subsidiaries and their respective products have not infringed and do not infringe any patents, trademarks, service marks, or trade names of any third party. Each item of Intellectual Property owned by or licensed to the Company and its Subsidiaries immediately prior to the Closing hereunder will be owned by or licensed to the Company and the Subsidiary on identical terms and conditions immediately subsequent to the Closing hereunder (i.e., identical to any applicable terms and conditions immediately prior to the Closing).

                (i) To the best of the Company's and its Subsidiaries' knowledge after due inquiry, none of the Company or its Subsidiaries or their directors and officers (and employees with responsibility for Intellectual Property matters) has ever received any charge, complaint, claim, demand, or notice alleging any such infringement, misappropriation, or violation by the Company or its Subsidiaries of Intellectual Property (including any claim that the Company and its Subsidiaries must license or refrain from using any Intellectual Property rights of any third party). To the best of the Company's and its Subsidiaries' knowledge after due inquiry and the directors and officers (and employees with responsibility for Intellectual Property matters) of the Company and its Subsidiaries, no third party has infringed, misappropriated, or otherwise violated any Intellectual Property rights of the Company and its Subsidiaries.

                (ii) The Schedule of Exceptions identifies (a) each patent which has been issued or assigned to the Company or any of its Subsidiaries,
        (b) each pending patent application which has



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        been filed by or for the Company or any of its Subsidiaries, (c) each trademark or service mark registration issued or assigned to the Company or any of its Subsidiaries, (d) each pending trademark or service mark application which has been filed by or for the Company or any its Subsidiaries, (e) each copyright registration issued or assigned to the Company or any of its Subsidiaries, (f) each pending copyright application which has been filed by or for the Company or any of its Subsidiaries, and (g) each license which the Company and its Subsidiaries has granted to any third party with respect to any of the Company's Intellectual Property excluding licenses to end users of Company products granted in the ordinary course of business. The Company has delivered to the Investors correct and complete copies of all such patents, registrations, applications, and licenses (as amended to date). The Schedule of Exceptions also identifies each trade name and each unregistered trademark or service mark owned or claimed by any of the Company and its Subsidiaries in connection with any of their businesses. With respect to each patent, application, and registration (each an "item") identified in the Schedule of Exceptions:

                        (B) the Company and its Subsidiaries possess all right,
                title, and interest in and to the item, free and clear of any Security Interest, license, lien or other encumbrance;

                        (C) to the best of the Company's and its Subsidiaries'
                knowledge after due inquiry, the item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

                        (D) to the best of the Company's or its Subsidiaries'
                knowledge after due inquiry, no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the best of the Company's or its Subsidiaries' knowledge after due inquiry, the directors and officers (and employees with responsibility for Intellectual Property matters) of the Company and its Subsidiaries, is threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and

                        (E) none of the Company and its Subsidiaries has ever
                agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

                (ii.) The Schedule of Exceptions identifies each item of Intellectual Property that any third party owns and licenses to any of the Company and its Subsidiaries, excluding licenses to commercially available software products (e.g., Windows, Microsoft Office, etc.) used by any of the Company and its Subsidiaries as an end user. The Company has delivered to the Investors correct and complete copies of all agreements applicable to such licenses (as amended to date). The term "license" is intended to include "sublicense." With respect to each such license and agreement required to be identified in the Schedule of Exceptions, to the best of the Company's or its Subsidiaries' knowledge after due inquiry;

                        (A) The license and agreement are legal, valid, binding,
                enforceable, and in full force and effect;

                        (B) The license and agreement will continue to be legal,
                valid, binding, enforceable, and in full force and effect on identical terms on the day immediately following the Closing;


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                        (C) no party to the agreement is in breach or default,
                and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder;

                        (D) no party to the agreement has repudiated any
                provision thereof;

                        (E) the license is not subject to any outstanding
                injunction, judgment, order, decree, ruling, or charge; and

                        (F) no action, suit, proceeding, hearing, investigation,
                charge, complaint, claim, or demand is pending or is threatened which challenges the legality, validity, or enforceability of the license or agreement.

                (iii.) To the best of the Company's and its Subsidiaries' knowledge after due inquiry and to the knowledge after due inquiry of the directors and officers (and employees with responsibility for Intellectual Property matters) of the Company and its Subsidiaries, neither the Company nor any of its Subsidiaries will infringe, misappropriate, or otherwise violate any Intellectual Property rights of third parties as a result of the continued operation of its businesses as presently conducted and as presently proposed to be conducted.

        Notwithstanding anything herein to the contrary, to the extent any representation or warranty, in whole or in part, contained in this Agreement may be deemed to be breached because of infringement of any Intellectual Property, such representation or warranty shall be read as if it contained the following qualification: "To the best of the Company's and its Subsidiaries' knowledge after due inquiry". For purposes of this paragraph, the term "infringement" is intended to include the infringement, misappropriation and/or violation of Intellectual Property.

        2.21 YEAR 2000 PROBLEM. To the best of the Company's and its Subsidiaries' knowledge after due inquiry, the Year 2000 Readiness Disclosure as currently published by the Company on its web site is accurate. A copy of this Year 2000 Readiness Disclosure is included the Schedule of Exceptions.

        2.22 MANUFACTURING AND MARKETING RIGHTS.

                Except as set forth on the Schedule of Exceptions, neither the Company nor any of its Subsidiaries has granted rights to manufacture, produce, assemble, license, market or sell its products to any other person and is not bound by any agreement that affects the Company's or such Subsidiary's exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

        2.23 EMPLOYEES; EMPLOYEE COMPENSATION.

                To the best of the Company's and its Subsidiary's knowledge after due inquiry, the relationships between the Company and its Subsidiaries and their respective employees are good and no labor dispute or claims are pending or threatened. None of the Company's or any of its Subsidiary's employees belongs to any union or collective bargaining unit. To the best of the Company's and its Subsidiaries' knowledge after due inquiry, the Company and each of its Subsidiaries has complied in all material respects with all applicable state and federal laws related to employment. To the best of the Company's and it Subsidiary's knowledge after due inquiry, no employee of the Company or any such Subsidiary is or will be in violation of any judgment, decree or order, or any term of any employment contract, patent disclosure agreement, or other contract or agreement relating to the relationship of any such employee with the Company, any of its Subsidiaries, or any other party because of the nature of the business conducted or presently proposed to be conducted by the Company or any of its Subsidiaries or to the use by the employee of his or her best efforts with respect to such business. Except for agreements entered into pursuant to the Option Plans and the Company's 401k plan, the Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement. Neither the Company nor any of its Subsidiaries is aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company or any of its Subsidiaries, nor does the Company or any of its Subsidiaries have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company and each of its Subsidiaries is terminable at the will of the Company or such Subsidiary, as applicable.

        2.24 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENTS.

                Except as set forth on the Schedule of Exceptions, all of the current employees and all of the officers of the Company and each of its Subsidiaries has executed an Employee Inventions and Confidentiality Agreement in the forms attached hereto on Exhibit C. No current or former employee or officer has excluded works or inventions made prior to his or her employment with the Company or any of its Subsidiaries from his or her assignment of inventions pursuant to such employee's Employee Inventions and Confidentiality Agreement. Copies of all contracts with independent contractors engaged to develop or create computer programs, works of authorship or intellectual property for the Company or its Subsidiaries are identified on the Schedule of Exceptions.

        2.25 TAX RETURNS, PAYMENTS, AND ELECTIONS.

                The Company and each of its Subsidiaries has timely filed all tax returns and reports (federal, state and local) as required by law. These returns and reports are true and correct in all material respects. The Company and each of its Subsidiaries has paid all taxes and other assessments due, except those contested by it in good faith. Neither the Company nor any of its Subsidiaries has elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as an S corporation or a collapsible corporation pursuant to Section 1362(a) or
        Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the business, properties, prospects or financial condition of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has ever had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's or any Subsidiary's income tax returns (federal or otherwise) and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. The Company and each of its Subsidiaries has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Company and each of its Subsidiaries has withheld or collected from each payment made to each of its employees, the amount of all taxes, including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries.

        2.26 INSURANCE.

                The Schedule of Exceptions contains a description of each insurance policy maintained by the Company and its Subsidiaries with respect to its properties, assets and businesses, and each such policy is in full force and effect as of the Closing. Neither the Company nor any Subsidiary is in default with respect to its obligations under any insurance policy maintained by it, and neither the Company nor any Subsidiary has been denied insurance coverage. Except as set forth on the Schedule of Exceptions, the Company and its Subsidiaries do not have any self-insurance or co-insurance programs, and the reserves set forth on the Latest Balance Sheet are adequate to cover all anticipated liabilities with respect to any such self-insurance or co-insurance programs.

        2.27 ENVIRONMENTAL AND SAFETY LAWS.

                Neither the Company nor any of its Subsidiaries is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

        2.28 MINUTE BOOKS.

                A true, correct and complete copy of the minute book of the Company and each of its Subsidiaries have been delivered to the Investors. Such copy contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation or organization and accurately reflects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes in all material respects.

        2.29 SMALL BUSINESS MATTERS.

                The Company, together with its "affiliates" (as that term is defined in Title 13, Code of Federal Regulations, Section 121.103), is a "small business concern" within the meaning of the Small Business Investment Act of 1958 and the regulations thereunder, including Title 13, Code of Federal Regulations, Section 121.103. The information regarding the Company and its affiliates set forth in the Small Business Administration ("SBA") Form 480, Form 652 and Part A of Form 1031 delivered at the Closing is accurate and complete. Copies of such forms shall have been completed and executed by the Company and delivered at the Closing, together with a written statement of the Company regarding its planned use of the proceeds from the sale of the Series B Preferred Stock. The Company does not presently engage in, and it shall not hereafter engage in, any activities, nor shall the Company use directly or indirectly the proceeds from the sale of the Series B Preferred Stock hereunder for any purpose, for which a Small Business Investment Company is prohibited from providing funds by the Small Business Investment Act of 1958 and the regulations thereunder (including Title 13, Code of Federal Regulations, Section 107.720).

        2.30 QUALIFIED SMALL BUSINESS.

                The Company represents and warrants to the Purchasers that, the Company should qualify as a "qualified small business" within the meaning of Section 1202(d) of the Code as of the date hereof, and the Series B Preferred Stock sold hereunder is being acquired at its original issue in exchange for cash. The Company further represents and warrants that, as of the date hereof, it meets the "active business requirement" of Section 1202(e) of the Code, and it has made no "significant redemptions" within the meaning of Section 1202(c)(3)(B) of the Code.

3.      REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR.

        Each Investor, severally, and not jointly, hereby represents and warrants to the Company that:

        3.1 AUTHORIZATION.

                Such Investor has full power and authority to enter into this Agreement, and that this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of such Investor, enforceable in accordance with their respective terms except (i) (as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

        3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT.

                This Agreement is made with each Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Series B Preferred Stock to be purchased by such Investor and the Common Stock issuable upon conversion thereof (collectively, "Securities") will be acquired for investment for such Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

        3.3 RELIANCE UPON INVESTORS' REPRESENTATIONS.

                Each Investor understands that the Series B Preferred Stock is not, and any Common Stock acquired on conversion thereof at the time of issuance may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Investors' representations set forth herein. Each Investor realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Investor has in mind merely acquiring shares of the Series B Preferred Stock for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. No Investor has any such intention.

        3.4 RECEIPT OF INFORMATION.

                Each Investor believes such Investor has received all the information such Investor considers necessary or appropriate for deciding whether to purchase the Series B Preferred Stock. Each Investor further represents that such Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series B Preferred Stock and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Investor or to which such Investor had access. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

        3.5 INVESTMENT EXPERIENCE.

                Each Investor represents that such Investor is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development and acknowledges that such Investor is able to fend for himself, herself or itself, can bear the economic risk of such Investor's investment, and has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of the investment in the Series B Preferred Stock. If other than an individual, Investor also represents such Investor either (a) has not been organized for the purpose of acquiring the Series B Preferred Stock or (b) has equity owners that are all Accredited Investors. The foregoing, however, does not limit or modify the representations and warranties of the Company in
        Section 2 of this Agreement or the right of the Investors to rely thereon.

        3.6 ACCREDITED INVESTOR.

(a)            The term "Accredited Investor" as used herein refers to:

                    (i) A person or entity who is a director or executive
               officer of the Company;

                    (ii) Any bank as defined in Section 3(a)(2) of the
               Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                    (iii) Any private business development company as defined in
               Section 202(a)(22) of the Investment Advisers Act of 1940;

                    (iv) Any organization described in Section 501(c)(3) of the
               Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                    (v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the purchase exceeds $1,000,000;

                    (vi) Any natural person who had an individual income in
               excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                    (vii) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

                    (viii) Any entity in which all of the equity owners are
               accredited investors.

               As used in this Paragraph 3.6(a), the term "net worth" means the excess of total assets over total liabilities. For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market value, including the cost of improvements, net of current encumbrances. As used in this Paragraph 3.6(a), "income" means actual economic income, which may differ from adjusted gross income for income tax purposes. Accordingly, each Investor should consider whether such Investor should add any or all of the following items to such Investor's adjusted gross income for income tax purposes in order to reflect more accurately such Investor's actual economic income: any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan and alimony payments.

        (a) Each Investor as to such Investor, severally and not jointly, further represents to the Company that except as otherwise disclosed to the Company, in writing, prior to such Investor's execution hereof, such Investor is either:

                    (i) an Accredited Investor; or

                    (ii) not an Accredited Investor and neither such Investor
               nor any beneficiary of any trust or any investment client for whose account such Investor is purchasing is a citizen or resident of the United States or any state, territory or possession thereof, including, but not limited to, any estate of any such person, or any corporation, partnership, trust or other entity created or existing under the laws thereof, or any entity controlled or owned by any of the foregoing (a "U.S. Person").

        3.7 RESTRICTED SECURITIES.

               Each Investor understands that the Series B Preferred Stock (and any Common Stock issued on conversion thereof) may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities (or the Common Stock issued on conversion thereof) or an available exemption from registration under the Securities Act, the Series B Preferred Stock (and any Common Stock issued on conversion thereof) must be held indefinitely. In particular, each Investor is aware that the Series B Preferred Stock (and any Common Stock issued on conversion thereof) may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company. Such information is not now available and the Company has no present plans to make such information available.

        3.8 LEGENDS.

               To the extent applicable, each certificate or other document evidencing any of the Series B Preferred Stock or any Common Stock issued upon conversion thereof shall be endorsed with the legends substantially in the form set forth below:

        (a)         The following legend under the Securities Act:

        "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

        (b) Any legend imposed or required by the Company's Bylaws or applicable state securities laws.

4. CONDITIONS OF INVESTORS' OBLIGATIONS AT CLOSING.

        4.1 The obligations of each Investor under subparagraph 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent in writing thereto:

        4.2 REPRESENTATIONS AND WARRANTIES.

                The representations and warranties of the Company and its Subsidiaries contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

        4.3 PERFORMANCE.

                The Company and its Subsidiaries shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

        4.4 COMPLIANCE CERTIFICATE.

                The President of the Company shall deliver to each Investor at the Closing a certificate certifying that the conditions specified in paragraphs 4.1 through 4.6, inclusive, have been fulfilled.

        4.5 QUALIFICATIONS.

                All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Series B Preferred Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

        4.6 PROCEEDINGS AND DOCUMENTS; CERTIFICATE OF DESIGNATIONS.

                All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors' special counsel, which shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request. The Company shall have delivered to the Investors evidence of filing of the Amended Articles with the Department of Commerce, Division of Corporations of the State of Utah.

        4.7 OPINION OF COMPANY COUNSEL.

                Each Investor shall have received from Parr Waddoups Brown Gee & Loveless, counsel for the Company, an opinion, dated the date of the Closing, in form and substance satisfactory to special counsel to the Investors, as to the matters set forth in Exhibit D hereto.

        4.8 INVESTOR RIGHTS AGREEMENT.

                The Company and the Investors and the other parties thereto shall have entered into an amended and restated investor rights agreement in form and substance as set forth in Exhibit E hereto (the "Investor Rights Agreement"), and the Investor Rights Agreement shall be in full force and effect as of the Closing.

        4.9 VOTING AGREEMENT.

                The Company and the Investors and the other parties thereto shall have entered into a voting agreement in form and substance as set forth in Exhibit F hereto (the "Voting Agreement"), and the Voting Agreement shall be in full force and effect as of the Closing.

5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.

        The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor:

        5.1 REPRESENTATIONS AND WARRANTIES.

                The representations and warranties of each Investor contained in
        Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

        5.2 QUALIFICATIONS.

                All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

6. POST-CLOSING COVENANTS OF THE COMPANY.

        6.1 SMALL BUSINESS CONCERN DOCUMENTS.

                The Company shall execute and deliver to each Investor who requests them the following documents:

        (a) Within 75 days after the Closing and at the end of each month thereafter until all of the proceeds from the financing hereunder have been used by the Company, the Company shall deliver to Investor which is an SBIC ("SBIC Holder") a written statement certified by the Company's president or chief financial officer describing in reasonable detail the use of the proceeds of the financing hereunder by the Company. In addition to any other rights granted hereunder, the Company shall grant the SBIC Holder and the SBA access to the Company's records for the purpose of verifying the use of such proceeds.

        (b) Promptly after the end of each fiscal year (but in any event prior to February 28 of each year), the Company shall deliver to the SBIC Holder a written assessment of the economic impact of the SBIC Holder's investment in the Company, specifying the full-time equivalent jobs created or retained in connection with the investment, the impact of the investment on the businesses of the Company in terms of expanded revenue and taxes and other economic benefits resulting from the investment (including, but not limited to, technology development or commercialization, minority business development, urban or rural business development and expansion of exports).

        6.2 REGULATORY COMPLIANCE COOPERATION.

        (a) In the event that the SBIC Holder determines that it has a Regulatory Problem (as defined below), the Company shall take all such actions as are reasonably requested by the SBIC Holder in order to (a) effectuate and facilitate any transfer by the SBIC Holder of any securities of the Company then held by the SBIC Holder, (b) permit the SBIC Holder (or any Affiliate of the SBIC Holder) to exchange all or any portion of the Series B Preferred Stock then held by the SBIC Holder on a share-for-share basis for shares of a class of non-voting common stock of the Company, which non-voting common stock shall be identical in all respects to such Series B Preferred Stock, except that such common stock shall be non-voting and shall be convertible into Common Stock on such terms as are requested by the SBIC Holder in light of regulatory considerations then prevailing, (c) continue and preserve the respective allocation of the voting interests with respect to the Company provided for in the Amended Articles with respect to the SBIC Holder's ownership of the Company's Series B Preferred Stock and underlying Common Stock, and (d) amend this Agreement, the Amended Articles and other related agreements to effectuate and reflect the foregoing. Such actions may include, but shall not necessarily be limited to:

                    (i) entering into such additional agreements as are
                requested by the SBIC Holder to permit any person(s) and/or entities designated by the SBIC Holder to exercise any voting power which is relinquished by the SBIC Holder upon any exchange of Common Stock for non-voting stock of the Company; and

                    (ii) entering into such additional agreements, adopting such amendments to the Amended Articles and Bylaws of the Company and taking such additional actions as are reasonably requested by the SBIC Holder in order to effectuate the intent of the foregoing.

        (a) For purposes of this Agreement, a "Regulatory Problem" means any set of facts or circumstances wherein it has been asserted by any governmental regulatory agency (or the SBIC Holder believes that there is a substantial risk of such assertion) that the SBIC Holder and its Affiliates are not entitled to hold, or exercise any significant right with respect to, the Series B Preferred Stock or the Common Stock.

        6.3 FINANCIAL STATEMENTS AND OTHER INFORMATION.

               The Company shall deliver to Investor:

        (a) as soon as available, but in any event within 45 days after the end of each quarterly accounting period in each fiscal year, unaudited statements of income and cash flows of the Company for such quarterly period and for the period from the beginning of the fiscal year to the end of such quarter, and unaudited balance sheets of the Company as of the end of such quarterly period, setting forth in each case comparisons to the Company's annual budget and to the corresponding period in the preceding fiscal year, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments for recurring accruals, and shall be certified by the Company's chief financial officer;

        (b) within 90 days after the end of each fiscal year, audited statements of income and cash flows of the Company for such fiscal year, and audited balance sheets of the Company as of the end of such fiscal year, setting forth in each case comparisons to the Company's annual budget and to the preceding fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by, with respect to the consolidated portions of such statements, an opinion containing no exceptions or qualifications (except for qualifications regarding specified contingent liabilities) of an independent accounting firm of recognized national standing;

        (c) promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Company's operations or financial affairs given to the Company by its independent accountants (and not otherwise contained in other materials provided hereunder);

        (d) at least 5 days but not more than 90 days prior to the beginning of each fiscal year, an annual business plan prepared on a monthly basis for the Company for such fiscal year (displaying anticipated statements of income and cash flows and balance sheets), and promptly upon preparation thereof any other significant business plans prepared by the Company and any revisions of such annual or other business plans;

        (e) prompt notification of any matter or matters which would reasonably be expected to, individually or in the aggregate, have a material adverse effect on the financial condition, operating results, business, assets, operations, employee relations or customer or supplier relations of the Company (a "Material Adverse Effect");

        (f) within ten days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the company sends to its shareholders and copies of all registration statements and all regular, special or periodic reports which it files, or any of its officers or directors file with respect to the Company, with the SEC or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's business; and

        (g) with reasonable promptness, such other information and financial data concerning the Company as any person entitled to receive information under this Section 6.8 may reasonably request.

                Each of the financial statements referred to in subparagraphs
        (a) and (b) shall be true and correct in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end adjustments for recurring accruals (none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, business, assets, operations, business prospects, employee relations or customer or supplier relations of the Company).

        6.4 INSPECTION OF PROPERTY.

               The Company shall permit each Investor, upon reasonable notice and during normal business hours and at such other times as any such holder may reasonably request, to (i) visit and inspect any of the properties of the Company, (ii) examine the corporate and financial records of the Company and make copies thereof or extracts therefrom, and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, officers and key employees of the Company. Notwithstanding anything to the contrary contained herein, the terms and provisions of this paragraph Section 6.5 shall terminate automatically and be of no further force and effect upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act covering the offer and sale of Common Stock for the account of the Company at a price per share equal to or greater than $8.00 and in which the aggregate public offering price (before deduction of underwriters' discounts and qualifications) equals or exceeds $25,000,000 (a "Qualified Public Offering").

        6.5 ATTENDANCE AT BOARD MEETINGS.

               The Company shall deliver to each Investor which, together with its affiliates and or permitted transferees, holds at least 500,000 shares of the Series B Preferred Stock (a "Representative Holder") written notice of each meeting of its board of directors and each committee thereof at least three business days prior to the date of each such meeting, and the Company shall permit a representative of each such Representative Holder to attend as an observer all meetings of its board of directors and all committees thereof; provided that in the case of telephonic meetings conducted in accordance with the bylaws and the Company and applicable law, each such Representative Holder need receive only actual notice thereof at least 48 hours prior to any such meeting, and each such Representative Holder's representative shall be given the opportunity to listen to such telephonic meetings. Each representative shall be entitled to receive all written materials and other information (including, without limitation, copies of meeting minutes) given to directors in connection with such meetings substantially at the same time such materials and information are given to the directors; provided, however, that the Company reserves the right to exclude such representative from access to any material or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the Company's attorney-client privilege. If the Company proposes to take any action by written consent in lieu of a meeting of its board of directors or of any committee thereof, the Company shall give written notice thereof to each such Representative Holder promptly after the effective date of such consent describing in reasonable detail the nature and substance of such action. The Company shall pay the reasonable out-of-pocket expenses of each representative incurred in connection with attending any such board and committee meetings which are held outside of the State of Utah. Notwithstanding anything to the contrary contained herein, the terms and provisions of this paragraph Section 6.5 shall terminate automatically and be of no further force and effect upon the consummation of a Qualified Public Offering.

        6.6 CURRENT PUBLIC INFORMATION.

               At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action with respect to the provision of information as any holder or holders of Securities may reasonably request, all to the extent required to enable such holders to sell Securities pursuant to (i) Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission, or (ii) a registration statement on Form S-2 or S-3 or any similar registration form hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any holder of Securities a written statement as to whether it has complied with such requirements.

        6.7 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENTS.

                The Company and each of its Subsidiaries shall their use their collective best efforts to cause all of the current employees and all of the officers of the Company and each of its Subsidiaries to execute an Employee Inventions and Confidentiality Agreement in the forms attached hereto on Exhibit C within thirty (30) days after the Closing.

7 MISCELLANEOUS.

        7.1 ENTIRE AGREEMENT.

                This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants, except as specifically set forth herein or therein.

        7.2 SURVIVAL OF WARRANTIES.

                The warranties, representations and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

        7.3 SUCCESSORS AND ASSIGNS.

                Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any shares of Series B Preferred Stock sold hereunder or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        7.4 GOVERNING LAW.

                This Agreement shall be governed by and construed under the laws of the State of Utah as applied to agreements among Utah residents entered into and to be performed entirely within Utah.

        7.5 COUNTERPARTS.

                This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        7.6 TITLES AND SUBTITLES.

                The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        7.7 NOTICES.

                Unless otherwise provided, all notices and other communications required or permitted under this Agreement shall be in writing and shall be mailed by United States first-class mail, postage prepaid, sent by facsimile or delivered personally by hand or by a nationally recognized courier addressed to the party to be notified at the address or facsimile number indicated for such person on Schedule A hereto, or at such other address or facsimile number as such party may designate by ten (10) days' advance written notice to the other parties hereto. All such notices and other written communications shall be effective on the date of mailing, confirmed facsimile transfer or delivery.

        7.8 FINDER'S FEES.

                Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction.

                Each Investor, severally and not jointly, agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the cost and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees or representatives is responsible.

                The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

        7.9 EXPENSES.

        (a) At the Closing, the Company shall reimburse the Investors for their reasonable out-of-pocket fees and expenses incurred in connection with the investigation, negotiation and documentation of the transactions contemplated hereby (including, without limitation, attorneys' and accountants' fees) not to exceed in the aggregate $150,000.00.

        (b) The Company shall pay its own out-of-pocket expenses and all stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement, the Ancillary Agreements, or the issuance, delivery or acquisition of the Series B Preferred Stock.

        (c) The Company further agrees to reimburse the Investors on demand for the Investors' reasonable out-of-pocket fees and expenses incurred in connection with any amendment to or waiver of any provision of this Agreement necessitated by the breach of any provision of this Agreement by the Company or enforcement of this Agreement by the Investors (subject to the terms and provisions of Section 7.10 below).

        7.10 ATTORNEYS' FEES.

                If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, any Ancillary Agreement or the Amended Articles, the prevailing party shall be entitled to be reimbursed by the non-prevailing party for reasonable attorneys' fees, costs and disbursements, in addition to any other relief to which such party may be entitled.

        7.11 AMENDMENTS AND WAIVERS.

                Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of more than 50% of the Common Stock not previously sold to the public that is issued or issuable upon conversion of the Series B Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

        7.12 SEVERABILITY.

                If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                                    * * * * *

     IN WITNESS WHEREOF, the parties have executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

                                   CALDERA SYSTEMS, INC., A UTAH CORPORATION


                                   By: /s/ RANSOM H. LOVE
                                       -------------------------------------
                                         Name:    Ransom H. Love
                                         Title:   President


                                   CHICAGO VENTURE PARTNERS, L.P.

                                   By:  Chicago Venture Management, L.L.C.
                                   Its: General Partner

                                   By:  CVM, Inc.
                                   Its: Manager

                                   By:
                                       -------------------------------------
                                         Name:    John Fife
                                         Title:   President


                                   CHICAGO VENTURE PARTNERS B, L.L.C.

                                   By:  Burlington Investments, Inc.
                                   Its: Manager

                                   By:
                                       -------------------------------------
                                         Name:    John Fife
                                         Title:   President


                                   EGAN MANAGED-CAPITAL, L.P.

                                   By:  EMC Partners, L.P.
                                   Its: General Partner

                                   By:
                                       -------------------------------------
                                         Name:    Michael H. Shanahan
                                         Title:   General Partner

                                        ENSIGN PEAK ADVISORS, INC.



                                        By:
                                           -------------------------------
                                           Name:  F. James Cowan
                                           Title: Senior Vice President





                                        THE SANTA CRUZ OPERATION, INC.



                                        By:
                                           -------------------------------
                                           Name:  Jenny Twaddle
                                           Title: Acting CFO and
                                                  Corporate Controller





                                        SUN MICROSYSTEMS, INC.



                                        By:
                                           -------------------------------
                                           Name:
                                           Title:






                                        NOVELL, INC.



                                        By:
                                           -------------------------------
                                           Name:
                                           Title:





                                        CITRIX SYSTEMS, INC.



                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

                                ARISTA CAPITAL PARTNERS, L.P.

                                By:  Arista Capital Management, L.L.C.
                                Its: General Partner

                                By:
                                     -------------------------------------
                                     Name:
                                     Title:


                                BAYVIEW

                                By:
                                     -------------------------------------
                                     Name:
                                     Title:


                                FIC

                                By:
                                     -------------------------------------
                                     Name:
                                     Title: